February 14, 1996
                                Salomon Brothers
                                Capital Fund Inc


To Our Shareholders:

The net asset value of each of your shares at December 31, 1995 was $18.67, equivalent to $21.07 assuming income and capital gains distributions in 1995 were reinvested in additional shares of the Fund. We are very pleased that this represents a 34.9% increase in the value of your shares from $15.62 on December 31, 1994, compared with an increase of 37.5% for the Standard & Poor's Index of 500 stocks and an increase of 30.3% for the average 158 funds tracked by Lipper Analytical Inc. in the capital appreciation funds category.

On the following pages you will find audited financial statements for the year ended December 31, 1995, the related report of independent accountants, unaudited major portfolio changes for the six months ended on that date and other information about the Fund.

All of us at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to justify such confidence in the future. Please call us with any questions or comments you may have at 1-800-SALOMON (1-800-725-6666).

                                                          Cordially,




                                                          Michael S. Hyland
                                                          Chairman and President

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Annual Investment Review and Outlook

The stock market enjoyed a banner year in 1995. The Standard and Poor's Index of 500 stocks rose by 37.5% and the upward pattern was relatively stable, with no interim correction exceeding 4%. Moderate economic growth, low inflation, declining interest rates and strong growth in corporate profits created ideal conditions for the market. In the U.S., large capitalization stocks led the advance, and technology, health care and financial services companies were among the best performing groups. The slight underperformance of the Fund compared to the benchmarks is the result of the Fund's expenses and the need to keep 5% of the assets in working capital (repurchase agreements) which earned 5% rather than 37.5% earned by stocks.

We believe that prospects for the stock market in 1996 will be driven by a tug-of-war between slowing corporate profits and the Federal Reserve's determined effort to stimulate the economy through lower interest rates. Our position is that the Federal Reserve will ultimately prevail, and that the U.S. economy will receive a boost from this monetary policy.

     The investment strategy of the Salomon Brothers Capital Fund underwent a shift in 1995. The portfolio is no longer determined by a sector rotation approach, but rather by "bottom-up" selection of stocks with attractive risk/reward trade-offs. For each investment, we estimate the 12-24 month return potential, as well as the stock's downside risk. Stocks with the most favorable risk/reward trade-offs are aover-weighted in the portfolio.

     At year end, the portfolio included a large position in retailers. Our focus in this sector is on companies that are profitably gaining market share in a consolidating industry. The Fund's holdings of attractive stocks in this category include department store chains (Sears, Roebuck, Federated Department Stores and Profitts), a specialty retailer, a warehouse club and food retailers.

     The portfolio also begins 1996 with significant investments in consumer staple and energy stocks. In each case, we have selected stocks that individually have attractive risk/reward profiles. In the aggregate, our investments in these sectors fall into the lower risk portion of the portfolio.

     In the year ahead, we will look for opportunities to invest in technology companies and cyclical stocks. Despite the current earnings slump for many technology firms, this sector will continue to drive productivity improvements throughout corporate America. We hope to use the period of near-term earnings uncertainty to invest in technology companies that have attractive long-term growth prospects. Likewise, the recent weakening in the economy should provide us with opportunities to invest in cyclical companies in the months ahead.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Results of an Investment in Salomon Brothers Capital Fund Inc

Set forth below are average annual total return figures for the periods indicated and a graph showing the value of a hypothetical $10,000 investment made in Salomon Brothers Capital Fund Inc on December 31, 1985. The average annual return total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and share price of the Fund will fluctuate. Shares when redeemed may be worth more or less than original cost. The Board of Directors approved the elimination of the sales charge in 1992 and accordingly, no sales charge is reflected in the average annual total return figures or the graph.

AVERAGE ANNUAL TOTAL RETURN

The average annual total return over the periods indicated below shows the average annual percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. When considering "average" total return for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's average annual total return for the periods indicated was as follows:

+34.88% for the one-year period beginning January 1, 1995 and ended December 31, 1995;

+13.64% for the five-year period beginning January 1, 1991 and ended December 31, 1995;

+10.23%% for the ten-year period beginning January 1, 1986 and ended December 31, 1995.

PERFORMANCE COMPARISON -- GROWTH OF $10,000

(Chart Material)

$45,000

40,000

35,000

30,000

25,000

20,000

15,000

10,000

5,000


________ Salomon Brothers Capital Fund Inc

-------- S&P 500

$26,494

$40,040

Past performance is not predictive of future performance

12/31/85 12/31/86 12/31/87 12/31/88 12/31/89

12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95

--------------------------------------------------------------------------------
                      Federal Tax Status of Distributions

For corporate taxpayers 14% of the ordinary income distributions paid during the year 1995 qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

(Left Column)

Ten Largest Holdings (unaudited)

---------------------------------------------------------------------
Shares                                         Cost          Value
------                                         ----          -----
100,000  Sears, Roebuck .................  $ 3,178,280    $ 3,900,000

160,000  Stop & Shop
           Companies ....................    3,105,918      3,700,000

 70,000  Bank of
           New York .....................    2,588,120      3,412,500

 60,000  SmithKline
           Beecham --
           ADR ..........................    2,933,140      3,330,000

 60,000  Columbia/HCA
           Healthcare ...................    2,544,558      3,045,000

 80,000  Kroger .........................    2,123,840      3,000,000

 70,000  Conagra ........................    2,315,459      2,887,500

 75,000  Plantronics ....................    2,170,918      2,709,375

100,000  Union Pacific
           Resources
           Group ........................    2,188,999      2,537,500

 20,000  Mobil ..........................    2,142,450      2,240,000
                                           -----------    -----------
                                           $25,291,682    $30,761,875
                                           ===========    ===========



(Right Column)

Major Portfolio Changes
six months ended December 31, 1995 (unaudited)
Additions+
-----------------------------------------------------
                                             Shares
                                           Increased
                                           ----------
Big Flower Press Holdings ..............   130,000(1)
Browning-Ferris Industries .............    60,000(1)
Canadian National Railway ..............   140,000(1)
Diamond Shamrock .......................    75,000(1)
Exide ..................................    30,000(1)
MascoTech ..............................    78,600
Midcom Communications ..................    47,500(1)
Nobile Affiliates ......................    50,000(1)
Omnicom Group ..........................    60,000(1)
Price\Costco ...........................   130,000(1)
Prudential Reinsurance Holdings ........    65,000(1)
Sears, Roebuck .........................    50,000
SmithKline Beecham -- ADR ..............    60,000
Sonoco Products ........................    30,000(1)
Texaco .................................    20,000(1)
Trenwick Group .........................    35,000(1)
Union Pacific Resources Group ..........   100,000(1)
Unocal .................................    70,000(1)
Whitman ................................    77,300(1)
Williams Companies .....................    50,000(1)

Reductions
------------------------------------------------------
                                             Shares/
                                            Principal
                                             Amount
                                            Decreased
                                           -----------
AT&T ...................................    20,000(2)
AirTouch Communications ................   100,000(2)
Avery Dennison .........................    40,000(2)
Ceridian ...............................    60,000(2)
Federal Home Loan Mortgage .............    35,000(2)
First Data .............................    30,000(2)
Lennar .................................    70,000(2)
Liberty Property Trust,
  8% due 7/01/01 .......................$2,000,000(2)
Lubrizol ...............................    65,000(2)
MascoTech $1.20 Conv.
  Pfd DECS .............................   150,000(2)
Nokia, Class A -- ADR ..................    25,000(2)
Pharmaceutical Marketing,
  6.25% due 2/1/03 .....................$2,000,000(2)
Plantronics ............................    44,000
Praxair ................................    70,000
RPM Zero Coupon Notes
  due 9/30/12 ..........................$6,000,000(2)
Royal Dutch Petroleum,
  5 Guilder ............................    15,000(2)
Sealed Air .............................    45,000(2)
St Paul Companies ......................    45,000
Sysco ..................................    55,000

(1) New addition      (2) Elimination
  + This list excludes changes resulting entirely from stock dividends and stock splits.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Statement of Net Assets December 31, 1995

Common Stocks -- 89.1% of Net Assets
--------------------------------------------------------------------------------
                                                                       Value
Shares                                                   Cost        (Note 1a)
--------------------------------------------------------------------------------
         Basic Industries -- 5.1%
 25,000  Allegheny Ludlum .........................  $   426,500   $    462,500
 25,000  Hercules .................................    1,169,906      1,409,375
 20,000  Hanna (M.A.) .............................      533,710        560,000
 30,000  OM Group .................................      918,661        993,750
 30,000  Praxair ..................................      691,980      1,008,750
 30,000  Sonoco Products ..........................      808,670        787,500
                                                     -----------   ------------
                                                       4,549,427      5,221,875
                                                     -----------   ------------
         Capital Goods -- 6.0%
 60,000  Browning-Ferris Industries ...............    2,016,120      1,770,000
 25,000  Deere ....................................      693,854        881,250
 40,000  Raytheon .................................    1,287,429      1,890,000
 46,000  Tyco International .......................    1,082,070      1,638,750
                                                     -----------   ------------
                                                       5,079,473      6,180,000
                                                     -----------   ------------
         Consumer Cyclicals -- 19.5%
130,000  Big Flower Press Holdings* ...............    2,048,026      2,015,000
 35,000  Gadzooks* ................................      615,000        883,750
 30,000  Exide ....................................    1,382,425      1,376,250
 60,000  Federated Department Stores* .............    1,312,617      1,650,000
150,000  Hollinger ................................    1,136,000      1,087,500
125,000  MascoTech ................................    1,531,529      1,359,375
 60,000  Omnicom Group ............................    1,768,020      2,235,000
130,000  Price\Costco* ............................    2,282,435      1,982,500
 45,000  Proffitts* ...............................    1,161,359      1,181,250
100,000  Sears, Roebuck ...........................    3,178,280      3,900,000
 40,000  Sherwin-Williams .........................    1,396,315      1,630,000
 20,000  Times Mirror, Class A ....................      601,200        677,500
                                                     -----------   ------------
                                                      18,413,206     19,978,125
                                                     -----------   ------------
         Consumer Staples -- 15.3%
 45,000  Albertson's ..............................    1,361,636      1,479,375
 70,000  ConAgra ..................................    2,315,459      2,887,500
 15,000  Estee Lauder Companies, Class A ..........      390,000        523,125
 80,000  Kroger* ..................................    2,123,840      3,000,000
 23,300  Penn Traffic* ............................      369,153        349,500
 60,000  Riviana Foods ............................      754,522        795,000
160,000  Stop & Shop Companies* ...................    3,105,918      3,700,000
 35,000  Sysco ....................................      993,475      1,137,500
 77,300  Whitman ..................................    1,654,688      1,797,225
                                                     -----------   ------------
                                                      13,068,691     15,669,225
                                                     -----------   ------------
         Energy -- 17.4%
 30,000  Amoco ....................................    1,893,920      2,156,250
 35,000  Ashland ..................................    1,083,355      1,229,375
 40,000  Chevron ..................................    1,931,150      2,100,000
 75,000  Diamond Shamrock .........................    1,876,590      1,940,625
 20,000  Mobil ....................................    2,142,450      2,240,000
 50,000  Noble Affiliates .........................    1,302,375      1,493,750
 20,000  Texaco ...................................    1,548,075      1,570,000
 10,000  Tejas Gas* ...............................      480,250        528,750
 70,000  Unocal ...................................    1,827,950      2,038,750
100,000  Union Pacific Resources Group ............    2,188,999      2,537,500
                                                     -----------   ------------
                                                      16,275,114     17,835,000
                                                     -----------   ------------

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

--------------------------------------------------------------------------------
                                                                       Value
Shares                                                   Cost        (Note 1a)
--------------------------------------------------------------------------------
         Financial Services -- 8.3%
 70,000  Bank of New York .........................  $ 2,588,120   $  3,412,500
 15,000  NationsBank ..............................    1,081,525      1,044,375
 65,000  Prudential Reinsurance Holdings ..........    1,246,597      1,519,375
 10,000  St. Paul Companies .......................      553,037        556,250
 35,000  Trenwick Group ...........................    1,762,413      1,968,750
                                                     -----------   ------------
                                                       7,231,692      8,501,250
         Health Care -- 7.4%
 60,000  Columbia/HCA Healthcare ..................    2,544,558      3,045,000
 60,000  SmithKline Beecham -- ADR ................    2,933,140      3,330,000
 25,000  U.S. HealthCare ..........................    1,025,720      1,162,500
                                                     -----------   ------------
                                                       6,503,418      7,537,500
         Technology -- 3.5%
 75,000  Plantronics* .............................    2,170,918      2,709,375
 40,000  Spectrian* ...............................      961,255        890,000
                                                     -----------   ------------
                                                       3,132,173      3,599,375
         Transportation -- 3.6%
140,000  Canadian National Railway ................    2,033,637      2,100,000
 50,000  Pittston Services Group ..................    1,240,283      1,568,750
                                                     -----------   ------------
                                                       3,273,920      3,668,750

         Telecommunications & Utilities -- 3.0%
 47,500  Midcom Communications* ...................      663,562        866,875
 50,000  Williams Companies .......................    1,928,000      2,193,750
                                                     -----------   ------------
                                                       2,591,562      3,060,625
                                                     -----------   ------------
         Total Common Stocks ......................   80,118,676     91,251,725
                                                     -----------   ------------

Preferred Stocks -- 2.3%
--------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------
         Capital Goods -- 1.5%
 30,000  Elsag Bailey, 5.50% Convertible ..........    1,516,250      1,511,250
                                                     -----------   ------------
         Consumer Staples-- 0.8%
 37,000  James River Depository Shares, 9% ........      841,414        864,875
                                                     -----------   ------------
         Total Preferred Stocks ...................    2,357,664      2,376,125
                                                     -----------   ------------

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Purchased Options -- 0.0%
--------------------------------------------------------------------------------
                                                           Premium      Value
Contracts                                                   Paid      (Note 1a)
--------------------------------------------------------------------------------
     100 S&P Midcap 400 Index Puts
          (expiring January 1996, exercise price $195) $     9,575 $      1,562

      50 S&P Midcap 400 Index Puts
          (expiring January 1996, exercise price $200)       2,600        1,250

      50 S&P Midcap 400 Index Puts
          (expiring February 1996, exercise price $200)      5,150        3,594
                                                       ----------- ------------
         Total purchased options                            17,325        6,406
                                                       ----------- ------------
Total Investments -- 91.4% ........................... $82,493,665   93,634,256
                                                       =========== ------------
Repurchase Agreements -- 9.3%
--------------------------------------------------------------------------------
Principal
  Amount
(thousands)
--------------------------------------------------------------------------------
   $4,750 J.P. Morgan Securities, 5.75%, cost $4,750,000
          dated 12/29/95, $4,753,035 due 1/2/96,
          collateralized by $3,819,000 U.S. Treasury Bonds,
          8.125%, valued at $4,845,356 due 2/15/21 ...                4,750,000

   4,750 Merrill Lynch, 5.60%, cost $4,750,000,
          dated 12/29/95, $4,752,956 due 1/2/96,
          collateralized by $4,770,000 U.S. Treasury Notes,
          5.625%, valued at $4,847,513 due 10/31/97 ..                4,750,000
                                                                   ------------
         Total Repurchase Agreements .................                9,500,000
                                                                   ------------
         Cash and Receivables -- 3.3% ................ $33,364,953
         Liabilities -- (4.0)% .......................  (4,070,582)    (705,629)
                                                       ----------- ------------
         Net Assets -- equivalent to $18.67, offering and
          redemption price per share on 5,484,823 shares of
          $1.00 par value capital stock outstanding; 25,000,000
          shares authorized ..........................             $102,428,627
                                                                   ============

         Net Assets Consist of:
         Capital stock ...............................             $  5,484,823
         Additional paid-in capital ..................               80,484,396
         Undistributed net investment income .........                    4,470
         Undistributed net realized gain .............                5,314,347
         Net unrealized appreciation .................               11,140,591
                                                                   ------------
         Net Assets ..................................             $102,428,627
                                                                   ============


----------
*Non-income producing security.

                See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Statement of Operations year ended December 31, 1995

Investment Income

Income
Dividends (net of foreign withholding taxes of $16,179) .......... $  1,378,300
Interest .........................................................      624,141
                                                                   ------------
                                                                      2,002,441
Expenses
Management fee ...................................... $    957,755
Directors' fees and expenses ........................       64,780
Legal ...............................................       61,275
Audit and tax return preparation fees ...............       57,750
Shareholder services ................................       50,150
Custodian ...........................................       39,735
Printing ............................................       30,850
Other ...............................................       37,150    1,299,445
                                                      ------------ ------------
Net investment income ............................................      702,996
                                                                   ------------
Net Realized and Unrealized Gain on Investments
Realized gain on investments and options .........................   20,581,764

Net Unrealized Appreciation of Investments
Beginning of year ...................................    3,724,714
End of year .........................................   11,140,591
                                                      ------------
Increase in net unrealized appreciation ..........................    7,415,877
                                                                   ------------
Net realized gain and increase in net unrealized appreciation ....   27,997,641
                                                                   ------------
Net increase in net assets from operations ....................... $ 28,700,637
                                                                   ============



                See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Statement of Changes in Net Assets

                                                                           Year Ended December 31,
                                                                        1995                     1994
----------------------------------------------------------------------------------------------------------
Operations
Net investment income ...........................................   $    702,996              $   129,318
Net realized gain on investments and options ....................     20,581,764                2,885,474
Change in net unrealized appreciation ...........................      7,415,877              (19,541,271)
                                                                    ------------              -----------
Net change in net assets from operations ........................     28,700,637              (16,526,479)
                                                                    ------------              -----------
Distributions to Shareholders from
Net investment income ...........................................       (698,526)                (148,595)
Net realized gain on investments ................................    (11,082,177)              (8,197,412)
Distributions in excess of net realized gains ...................         --                   (4,185,240)
                                                                    ------------              -----------
                                                                     (11,780,703)             (12,531,247)
                                                                    ------------              -----------
Capital Share Transactions
Proceeds from sales of 1,609,281 and 1,403,122 shares,
  respectively ..................................................     29,031,088               26,086,673
Net asset value of 600,042 and 677,223 shares, respectively, issued in reinvestment of net investment income and net
  realized gain distributions ...................................     11,026,944               11,471,834
Payment for redemption of 2,277,011 and 2,003,136 shares,
  respectively ..................................................    (41,253,697)             (35,701,771)
                                                                    ------------              -----------
Change in net assets resulting from capital share
  transactions, representing net decrease of 67,688 and
  net increase of 77,209 shares, respectively ...................     (1,195,665)               1,856,736
                                                                    ------------              -----------
Total change in net assets ......................................     15,724,269              (27,200,990)
                                                                    ------------              -----------
Net Assets
Beginning of year ...............................................     86,704,358              113,905,348
                                                                    ------------              -----------
End of year (includes undistributed net investment income
   of $4,470 for 1995) ..........................................   $102,428,627              $86,704,358
                                                                    ============              ===========


                See accompanying notes to financial statements.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Notes to Financial Statements

1.  Significant Accounting Policies

The Fund is registered as a non-diversified, open-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital appreciation through investments primarily in common stocks or securities convertible into common stocks which are believed to have above-average price appreciation potential and which may also involve above-average risk. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

        (a) Securities Valuation. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), such portfolio securities are valued at a fair value determined pursuant to procedures established by the Board of Directors.

        (b) Option Contracts. When the Fund writes or purchases a call option or a put option, an amount equal to the premium received or paid is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise.

        (c) Federal Income Taxes. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

        (d) Repurchase Agreements. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

        (e) Dividends and Distributions. Dividends and distributions to shareholders are recorded on the ex-dividend date, and determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to deferral of wash sales.

        (f) Other. Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Gains or losses on sales of securities are calculated for financial accounting and Federal tax purposes on the identified cost basis. Interest is recognized as interest income when earned.

2.  Capital Stock

    Payable for Fund shares redeemed at December 31, 1995 amounted to $1,872,782.

3.  Management Fee and Other  Transactions

    The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect, wholly-owned subsidiary of Salomon Inc, to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million--1%; next $100 million--.75%; next $200 million--.625%; excess over $400 million--.50%. The management fee payable at December 31, 1995 was $85,026.

    Brokerage commissions of $57,993 were paid to Salomon Brothers Inc, the Fund's distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Fund during the year ended December 31, 1995.

    If in any fiscal year the total expenses of the Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitation imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, this limitation on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. For the year ended December 31, 1995, there was no such reimbursement.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

4.  Portfolio Activity

    The cost of securities purchased and proceeds from securities sold (other than short-term investments) during the year ended December 31, 1995 aggregated $193,714,152 and $210,691,117, respectively. Amounts payable for securities purchased at December 31, 1995 aggregated $1,325,453.

    Cost of securities held (excluding short-term investments and written options) on December 31, 1995 for Federal income tax purposes was substantially the same as for book purposes. As of December 31, 1995, total unrealized appreciation and depreciation, based on the cost for Federal income tax purposes, was approximately $12,101,000 and $960,000, respectively, resulting in net unrealized appreciation of approximately $11,141,000.

    Transactions in options written during the year ended December 31, 1995 were as follows:

                                                        Number of      Premiums
                                                        Contracts      Received
                                                        ---------      --------
    Options outstanding at December 31, 1994 ........... (1,550)      $(441,761)
    Options written ....................................   (779)       (135,739)
    Options terminated in closing purchase transactions.  2,100         563,231
    Options expired ....................................     29           1,211
    Options exercised ..................................    200          13,058
                                                          -----       ---------
    Options outstanding at December 31, 1995 ...........    --              --
                                                          =====       =========

    During the year ended December 31, 1995 net realized loss from written option transactions amounted to $507,368. During the year ended December 31, 1995 net realized loss from purchased option transactions amounted to $347,275, for a net realized loss on all option transactions of $854,643.

    The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Financial Highlights

Selected data per share of capital stock outstanding throughout each year:

                                                                   Year Ended December 31,
                                        --------------------------------------------------------------------------------------------
                                         1995     1994      1993      1992     1991    1990+     1989     1988     1987      1986
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..   $15.62   $20.80    $19.64    $19.06   $14.86   $16.75   $15.58   $16.58   $17.87    $19.75
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
Net investment income ...............      .14      .03       .028      .10      .33      .20      .05      .01P.    .04       .13
Net gains (losses) on securities
  (both realized and unrealized) ....     5.27    (2.87)     3.242      .80     4.56    (1.715)   6.25     (.775)    .355*    2.275
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
  Total from investment operations ..     5.41    (2.84)     3.27       .90     4.89    (1.515)   6.30     (.765)    .395     2.405
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
Less dividends and distributions:
Divdends from net investment income .     (.14)    (.03)     (.035)    (.105)   (.325)   (.285)    --        --     (.13)     (.25)
Distributions from net realized gain
  on investments ....................    (2.22)   (1.51)    (2.075)    (.215)   (.365)   (.09)   (5.13)   (.235)   (1.555)   (4.035)
Distributions in excess of net
  realized gains ....................      --      (.80)      --        --       --       --       --        --     --         --
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
  Total dividends and distributions      (2.36)   (2.34)    (2.11)     (.32)    (.69)    (.375)  (5.13)    (.235)  (1.685)   (4.285)
                                        ------   ------    ------    ------   ------   ------   ------   ------   ------    ------
Net asset value, end of year ........   $18.67   $15.62    $20.80    $19.64   $19.06   $14.86   $16.75   $15.58   $16.58    $17.87
                                        ======   ======    ======    ======   ======   ======   ======   ======   ======    ======

Total investment return based on net
  asset value per share .............   +34.9%   -14.2%    +17.2%     +4.7%   +33.4%    -9.1%   +39.7%    -4.6%    +1.7%    +13.7%
Ratios/Supplemental Data:
Net assets end of year
  (thousands) ....................... $102,429  $86,704  $113,905  $103,356  $89,829  $75,815  $72,621  $64,267  $91,313  $105,215
Ratio of expenses to average net
  assets++ ..........................    1.36%    1.30%     1.31%     1.34%    1.48%    1.44%    1.48%    1.27%    1.17%*    1.13%
Ratio of net investment income to
  average net assets ................     .74%    0.12%     0.13%     0.58%    1.87%    1.59%    0.33%    0.03%    0.19%     0.65%
Portfolio turnover rate .............     217%     152%      104%       41%      94%     156%     362%     270%     395%      279%

----------
 * Net of provision for income taxes of $.057 per share. Expense ratio including provision would be 1.45%.
P. Calculated using average shares outstanding.
++ Net of reimbursement for years 1986 through 1988.
 + Since May 1, 1990, the Fund has been managed by SBAM. Prior thereto, the Lehman Management Co. division of Shearson
   Lehman Brothers Inc. served as the Fund's investment manager.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Capital Fund Inc

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Capital Fund Inc (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
February 16, 1996

(Left Column)

Family of Funds*

Salomon Brothers
Opportunity Fund Inc

An equity fund that invests for long-term capital appreciation. Current income is secondary.

The Fund may employ speculative investment techniques to attain its goals.

Salomon Brothers New York
Municipal Money Market Fund

A money market fund that invests in high- quality, short-term municipal securities with the goal of providing as high a level of current income exempt from regular Federal, New York State and New York City personal income taxes as is consistent with liquidity and stability of principal. Income may not be exempt from certain state or local taxes.





--------------------------------------------------------------------------------
*For more complete information about the Salomon Brothers Family of Funds, you may obtain a Prospectus by calling 1-800-SALOMON (1-800-725-6666).

(Right Column)

Salomon Brothers Capital Fund Inc

         7 World Trade Center
         New York, New York  10048
         1-800-SALOMON (1-800-725-6666)

INVESTMENT MANAGER
         Salomon Brothers Asset Management Inc
         7 World Trade Center
         New York, New York  10048

DISTRIBUTOR
         Salomon Brothers Inc
         7 World Trade Center
         New York, New York  10048

CUSTODIAN
         Boston Safe Deposit and Trust Company
         P.0. Box 9109
         Boston, Massachusetts 02205-9109

DIVIDEND DISBURSING AND TRANSFER AGENT
         First Data Investor Services Group
         P.0. Box 9109
         Boston, Massachusetts 02205-9109

LEGAL COUNSEL
         Simpson Thatcher & Bartlett
         New York, New York  10017-3909

INDEPENDENT ACCOUNTANTS
         Price Waterhouse LLP
         1177 Avenue of the  Americas
         New York, New York 10036

--------------------------------------------------------------------------------
This report is submitted  for the general  information  of the  shareholders  of
Salomon Brothers Capital Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

S A L O M O N   B R O T H E R S   C A P I T A L   F U N D   I N C

(Left Column)

Directors

CHARLES F. BARBER*
    Consultant; formerly Chairman,
    ASARCO Incorporated

ANDREW L. BREECH++
    President, Dealer Operating Control
    Service Inc.

THOMAS W. BROCK
    Chairman and Chief Executive Officer,
    Salomon Brothers Asset Management Inc:
    Managing Director, Salomon Brothers Inc

CAROL L. COLMAN*
    President, Colman Consulting Co., Inc.

WILLIAM R. DILL+
    President, Anna Maria College;
    formerly Consultant and Director of the
    Office of Global Enterprise, University
    of Southern Maine

MICHAEL S. HYLAND
    Chairman and President, President, Salomon
    Brothers Asset Management Inc; Managing
    Director, Salomon Brothers Inc

CLIFFORD M. KIRTLAND, JR.++
    Formerly Chairman,
    Cox Communications, Inc.

ROBERT W. LAWLESS++
    President and Chief Executive Officer,
    Texas Tech University

LOUIS P. MATTIS+
    Formerly Chairman and President, Sterling
    Winthrop Inc.

THOMAS F. SCHLAFLY*+
    Of counsel to law firm of Peper, Martin, Jensen, Maichel & Hetlage; President,
    The Saint Louis Brewery, Inc.


(Right Column)

Officers

MICHAEL S. HYLAND
    Chairman and President

RICHARD E. DAHLBERG
    Executive Vice President

ALLAN R. WHITE, III
    Executive Vice President

ROSS S. MARGOLIES
    Executive Vice President

LAWRENCE H. KAPLAN
    Executive Vice President
    and General Counsel

ALAN M. MANDEL
    Treasurer

TANA E. TSELEPIS
    Secretary

JANET S. TOLCHIN
    Assistant Treasurer

REJI PAUL
    Assistant Treasurer

JENNIFER G. MUZZEY
    Assistant Secretary


Honorary Director

EDWIN A. GEE
    Formerly Chairman,
    International Paper Company

--------
 *Member Audit Committee
 +Member Nominating Committee
++Member Proxy Committee


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                                       19

(Left Column)

Salomon Brothers Asset Management
Seven World Trade Center
New York, New York 10048

----------------
    BULK RATE
   U.S. POSTAGE
      PAID
   BOSTON, MA
PERMIT No. 54201
----------------



(Right Column)

Salomon Brothers
Capital Fund Inc


Annual Report

DECEMBER 31, 1995









---------------------------------------
      Salomon Brothers Asset Management
      ---------------------------------